Sandler O’Neill Partners June 2, 2022

Forward looking statements 2 This presentation contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward- looking statements. Factors that could cause actual results to differ from those discussed in such forward- looking statements include, but are not limited to those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under “ITEM 1A Risk Factors” and the following: (1) general economic conditions, especially in the communities and markets in which we conduct our business; (2) the uncertainties on the Company’s business, results of operations and financial condition, caused by the COVID-19 pandemic, which will depend on several factors, including the scope and duration of the pandemic, its continued influence on financial markets, the effectiveness of the Company’s work from home arrangements and staffing levels in operational facilities, the impact of market participants on which the Company relies and actions taken by governmental authorities and other third parties in response to the pandemic; (3) credit risk, including risk that negative credit quality trends may lead to a deterioration of asset quality, risk that our allowance for loan losses may not be sufficient to absorb actual losses in our loan portfolio, and risk from concentrations in our loan portfolio; (4) changes in the real estate market, including the value of collateral securing portions of our loan portfolio; (5) changes in the interest rate environment; (6) operational risk, including cybersecurity risk and risk of fraud, data processing system failures, and network breaches; (7) changes in technology and increased competition, including competition from non-bank financial institutions; (8) changes in consumer preferences, spending and borrowing habits, demand for our products and services, and customers’ performance and creditworthiness; (9) difficulty growing loan and deposit balances; (10) our ability to effectively execute our business plan, including with respect to future acquisitions; (11) changes in regulations, laws, taxes, government policies, monetary policies and accounting policies affecting bank holding companies and their subsidiaries; (12) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions; (13) regulatory enforcement actions and adverse legal actions; (14) difficulty attracting and retaining key employees; (15) other economic, competitive, technological, operational, governmental, regulatory, and market factors affecting our operations. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

• Total Assets $6 billion • Branches 94 • FTE 897 • Market Cap $1.2 billion • Markets: Stable, Slow growing, & less competitive • Business Lines: Retail, Commercial, Investment Management • Asset Quality: Demonstrated strong track record • Performance: Long record as a high performer • Growth: Succeeding in slow-growth markets & expanding into new markets 3 Snapshot

4 ROA CHCO: A perennial high- performing bank Source - S&P Global MI. Peer data as of March 31, 2022.

5 JD Power: Highest Customer Satisfaction North Central Region, 2018, 2019, 2020 and 2022 North Central Region: WV, KY, OH, IN & MI

Total Shareholder Return 2/1/05-2/1/22 CHCO vs UBSI, WSBC, TFC, AUB,HBAN, PEBO,FCF, STBA 6

Challenges and Opportunities • Challenges – Deposit Customers: Already high market share in slow-growth demographic markets – Geographic markets are somewhat “loan challenged” – Prior years had ALLL recoveries and PPP loans – Regulatory Environment reflects uninformed activism • Opportunities – Interest Rate increases – Asset Quality – Competitor Behavior – Acquisition Strategy7

Deposit Franchise mostly in slow-growth WV and E. KY Key Deposit Markets Deposits West Virginia & E. Kentucky – dating to 1870 75% New Markets 25% 8

City National Deposit Markets 9 1st Branch Share & 2nd Deposit Share (14%) In Charleston MSA/Huntington MSA; $15.1 Billion Major Competitors: TFC, JPM, HBAN, UBSI 3rd Branch Share Winchester VA & WV Panhandle $8.1 Billion Major Competitors: TFC, UBSI, WFC 1st Branch Share & 29% Deposit Share $3.1 Billion Major Competitors: JPM, UBSI, TFC T2nd Branch Share & 4th Deposit Share (13%) in Staunton MSA $2.0 Billion Major Competitors: AUB, TFC Bubbles represent relative size of City’s deposits within the region. (10% of all deposits not in a “bubble”). Data: S&P Global MI as of 6/30/21.

DEPOSIT FRANCHISE One key to City’s enviable success • 94 Branches Top 100 Banks • Average Deposits per Branch $53 MM • Average Households per Branch 2,000 • Average DDA Balance $10,200** • Average Business DDA $34,700 ** - National Average of $12,800 (based upon 2016 Federal Reserve Survey of Consumer Finance inflated 5% to estimate 2022 averages) 10

Market Position City’s biggest markets have strong distribution, large share, and high profitability Market Population Deposits ($mm) Deposit Share Branches Branch Share Branch Rank Charleston/Huntington/ Ashland MSA 611,000 $2,129 14% 36 19% 1st Beckley/Lewisburg WV 162,000 $913 29% 16 26% 1st Winchester/ Martinsburg 397,000 $552 7% 12 11% 3rd Valley Region 160,000 $316 11% 8 15% 1st Lexington KY Region 430,000 $296 2% 6 4% 10th 11 Note: Green highlight indicates market expansion as a result of acquisitions. Data: S&P Global MI – regions modified slightly to fit City’s branch distribution

Market Demographics Newer markets have high population growth and higher incomes Market Population Projected Population Change 2020-2025 Median Household Income Projected Change in HHLD Income 2020-2025 Charleston/Huntington/ Ashland MSA 611,000 (2.3%) $46,000 4.5% Beckley/Lewisburg 162,000 (2.9%) $42,000 3.8% Winchester/Martinsburg 397,000 4.1% $68,000 8.6% Staunton-Waynesboro 160,000 2.6% $51,000 8.2% Lexington KY Region 430,000 3.7% $55,000 9.4% National Averages 3.3% $66,000 9.9% 12 Note: Green highlight indicates market expansion as a result of acquisitions. Data: S&P Global MI

City’s Exceptional Retail Strength Depends on Branch Distribution Market Deposits ($mm) Deposit Share Branches Branch Share House- Hold Share Charleston, WV $807 14.0% 13 28.3% 40.3% Huntington, WV 499 12.5% 10 16.4% 27.9% Ashland, KY 566 23.3% 12 22.6% 41.5% Beckley, WV 530 24.0% 9 28.1% 32.4% Lewisburg, WV 323 37.8% 7 35.0% 71.4% Staunton, VA 292 11.6% 8 15.7% 13.0% Martinsburg, WV 319 12.9% 7 20.6% 23.3% 13 Data as of 6/30/21.

2021 Debit Card Revenues 14 Assets Debit Card Revenues Summit $3.6 Billion $5.9 million City $6.0 Billion $27 million Stockyard $6.9 Billion $17 million Peoples $ 7 Billion $21 million Wesbanco $16.9 Billion $20 million Summit – 2021 Revenues, Source: Press Release City – 2021 Revenues, Source Annual Report Stockyards – est. based upon $4.1mm in 1st Q 2022 from Press Release Peoples – est. based upon $5.2mm in 1st Q 2022 from Press Release Wesbanco – 2021 Revenues, Source: Press Release

Internal DDA Growth Year New DDA Accounts Net Growth in DDA Accounts 2016 28,650 2,820 2018 30,400 4,310 2020 *30,360 *6,740 2021 32,800 8,860 *Note: City’s lobbies were open by appointment only for 6 months in 2020 due to COVID-19 15 Household Growth = 2.5% U.S. Population Growth: 0.6%

Age Distribution of Customer Base 2021 16

City National Loan Markets 17 CHARLOTTE Size of Bubbles are representative of City’s loan distribution

Diversified Commercial Loan Portfolio Key Loan Markets Percent of Commercial Portfolio West Virginia & Eastern Kentucky – dating to 1870 54% Virginia/Eastern Panhandle Markets – acquired 2012/13 15% Lexington, KY – acquired 2015 16% Columbus, OH & Pittsburgh PA 14% 18

Provision and PPP Loans • Provision/Recoveries – 2020 $10.7 million Provision – 2021 $3.2 million RECOVERY – 2022 ytd $0.8 million RECOVERY (associated with real estate loan recovery from 2013 acquisition) • PPP Revenue – 2020 $1.6 million – 2021 $4.0 million – 2022 ytd $0.4 million 19

Overdraft Facts • Regulation E – 24% of City customers have “OPTED IN”. (61% paid no overdraft fees in 2019. (They “Opt-In” to protect against the possible emergency needs) – 13% of new DDA customers “OPTED IN” in 2019 – More existing customers “OPT-IN” than “OPT- OUT” – Overdrafts occur due to: ▪ Debit Card - 50% (20% recurring) ▪ ATM – 8% Check – 13% ▪ ACH – 27% – Between 2013-2021, City logged 3,471 customer complaints. Only 111 were about overdrafts of insufficient funds. 20

Overdraft Mitigation at City Communication • Daily letters go to every customer who incurs an overdraft of insufficient fund charge. • Quarterly letters are sent by 94 branch managers to every customer experiencing more than 6 OD’s of NSF’s in the last quarter offering assistance. • Monthly statements reflect year-to-date fees paid. Product Features • Free automated transfers between accounts. • First 2 overdrafts are FREE • Payroll deposits made available 2 days early • “Fresh Start” Program assists customers who are struggling with fees Education – Website contains financial education modules – Avoiding Overdraft Circular provides hints to avoid OD’s 21

2022 Opportunity: Rising Rates? Immediate Basis Point Change in Interest Rates Estimated Increase or Decrease in Net Income between 1-12 months +400 Bp +7.8% +300 Bp +9.7% +200 Bp +9.0% +100 Bp +5.5% 22 • As reflected in 3/31/2022 10Q • Rate risk shown relative to Projected NI / EPS for 2022 • Model assumes that deposit rates rise, and that deposit mix changes as rates rise • Model understates the opportunity if market rates increase and deposit rates do not increase or deposits are stickier than expected

Variable Priced Assets as of 3/31/2022 • Home Equity Loans tied to Prime $180 M • Commercial Loans – tied to Prime/LIBOR $970 M • Variable Rate Investments $ 55 M • Off-Balance Sheet Hedge tied to Fed Funds $150 M • Cash at Fed Reserve tied to Fed Funds $540 M • Total $1.9 B Roughly 1/3 of assets reprice with increases in Fed Funds, LIBOR or SOFR. 23

Asset Quality: At Historic Highs • Non-Performing Assets (18bp) – – Lowest in 20+ yrs • Past-Due Loans (19bp) – Lowest in 20+ years • OREO (1.1MM) – Lowest in 15+ years • Net Consumer Loan Charge-offs – Lowest in 15+ years Average Provision Expense 2005-2021 21bp 24

Net Charge-off Details: 2012-2021 25

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Analyst Expectations

	2020	2021	2022 YTD	2022 Analyst Estimates	2023 Analyst Estimates
Net Int Income	$154.6 MM	$155.6MM	$37.9MM	$160.3MM	$173.1MM
Provision/ (Recovery)	$10.7 MM	$(3.2) MM	$(0.8)MM	$3.0MM	$6.2MM
Non-Int Income	$82.7 MM ($64.8 MM w/o Visa Sale)	$69.6MM	$17.4MM	$70.4MM	$70.4MM
Non-Int Expense	$115.3 MM	$117.2 MM	$29.5MM	$121.5MM	$126.2MM
PTPP	$122.0 MM *($104.2 w/o Visa)*	$108.0MM	$25.8MM	$109.3MM	$117.3MM
Tax Rate	19.5%	20.8%	19.7%	21.2%	21.5%
Net Income	$89.6 MM	$88.1 MM	$21.3MM	$83.8MM	$87.2MM

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Market Disruptions Provide Strong Growth Opportunities • Market: St. Albans WV • In 2017, there were 4 banks with branches in this market • In 2018 one closed • In 2020 another closed 28

Cash Dividends/Share Declared & Dividend Payout Ratio 29 Capital Management: A Long-term Core Competency

Share Activity: City’s strong capital and high profitability have allowed aggressive share repurchases 30

Acquisition Strategy: Buy banks that make shareholders richer, not the CEO. 31 City’s exceptional performance is due to: • HAVING A deep and profitable retail banking franchise • NOT unnecessarily DILUTING that franchise • Remaining a community bank focused on: ◦ Exceptional customer service (proven, not merely said!) ◦ Community Engagement ◦ Maintaining a solid internal culture

Acquisition territory: 32 Small Community Banks may struggle with lower net interest income, asset quality challenges, lack of scale, and limited liquidity for their stock. Underperforming small banks may be interested in joining a stronger partner rather than to continue to perform poorly. City is well positioned to acquire select franchises.

Bottom Line: CHCO is a Simple Model Incredible Core Banking Franchise Well Managed (Expenses, Asset Quality, Etc.) Disciplined Growth Strategy focused on shareholders, customers and community service Highly Profitable Allows Strong Dividends & Accretive Share Repurchases 33

Why is CHCO Highly Valued? • Proven Conservative Lender • Exceptionally Strong Retail Franchise • Acquisitions are Accretive and Strategic • Profits are Strong and Stable – In low interest rate environments, fee income and efficiency matter: City is exceptional at both 34

CHCO represents excellent value and stability • Pricing Metrics*: – Price to Book 195% – Price to Tangible Book 240% – Price to 2022 Projected Earnings** 14.7x • Dividend Yield 2.89% • Div Payout Ratio** 43% • Tangible Capital/Tangible Assets *** 8.75% • Institutional Ownership 66% • Average Daily Volume $6.5mil * Based on Price of $82.09 (5/31/2022) ** Based on average of 5 analysts covering CHCO estimate of $5.57 for 2022 (as of 5/31/2022) *** March 31, 2022 35

• Questions? 36

Non-interest income is branch driven (and in turn driven by franchise depth): 37 Source - S&P Global MI. Peer data as of December 31, 2021. Sample of reporting publicly traded banks and thrifts with assets between $1 and $10 billion for each period, excluding investment gains/(losses).

Impact of Technology? Customer Transactions by Channel 38 Number of Accounts CAGR 3.6% Total Transactions CAGR 6.1%

Efficiency Ratio low despite a large number of small branches • Data as calculated using S&P Global MI definition. • Peer data as of March 31, 2021.39